                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        NORTH AMERICAN SCIENTIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                           NORTH AMERICAN SCIENTIFIC, INC.
                                7435 GREENBUSH AVENUE
                              NORTH HOLLYWOOD, CA 91605

                                                                  March 6, 1998

Notice of Annual Stockholders Meeting:

You are hereby notified that the Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") will be held at the Holiday Inn located at 150 East Angeleno, Burbank, California at 10:00 a.m. local time, on Friday, April 3, 1998, for the following purposes:

1.   To elect 5 directors to hold office until the 1999 Annual Meeting.

2. To consider a proposal to amend the Company's Amended and Restated 1996 Stock Option Plan.

3. To consider a proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending October 31, 1998.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 16, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please date, sign and return the enclosed proxy in the envelope provided.

                              By Order of the Board of Directors


                              /s/ L. Michael Cutrer
                              -----------------------------------------
                              L. Michael Cutrer
                              PRESIDENT

                           NORTH AMERICAN SCIENTIFIC, INC.
                                ______________________

                                7435 GREENBUSH AVENUE
                              NORTH HOLLYWOOD, CA 91605

                         1998 ANNUAL MEETING OF STOCKHOLDERS
                                    APRIL 3, 1998
                                   PROXY STATEMENT

                                       GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of North American Scientific, Inc. (the "Company" ) in connection with the solicitation of proxies by the Company's Board of Directors for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn located at 150 East Angeleno, Burbank, California at 10:00 a.m. local time, on Friday, April 3, 1998, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report for the fiscal year ended October 31, 1997, are being mailed to stockholders on or about March 6, 1998.

Stockholders of record at the close of business on February 16, 1998 are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 4,266,201 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but not as voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth herein as directors of the Company, FOR approval of the amendment to the Company's Amended and Restated 1996 Stock Option Plan and FOR the ratification of the selection of Price Waterhouse LLP as independent auditors for the fiscal year ending October 31, 1998. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented to the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of January 12, 1998.

                                ELECTION OF DIRECTORS

The nominees for election as a director of the Company are as follows:


     NAME                    AGE      DIRECTOR SINCE
     Irwin J. Gruverman       64           1989

     L. Michael Cutrer        42           1989

     Larry Berkin             61           1996

     Dr. Allan M. Green       53           1996

     Michael C. Lee           47           1996


Irwin J. Gruverman has been the Chairman and a director of the Company since December 31, 1989. Mr. Gruverman has been a partner in G&G Diagnostics Limited Partnership, a venture capital limited partnership, since 1990. Mr. Gruverman founded and has been the Chief Executive Officer and a director of Microfluidics International Corporation, a company that manufactures process devices for pharmaceutical and other manufacturing uses and conducts drug delivery testing, since 1982. Mr. Gruverman founded and served as the Executive Vice President of New England Nuclear, a radioactive materials business, from 1961 to 1981. Mr. Gruverman also serves as a director of InVitro International, Inc., Fiberchem International, Inc. and Endogen, Inc.

L. Michael Cutrer has been the President and Chief Executive Officer and a director of the Company since November 27, 1989. Prior thereto, Mr. Cutrer was a Manager of Isotope Products Laboratory, Inc., a radioisotope manufacturing company, where he was responsible for industrial product manufacturing research and development from 1982 to 1989.

Larry Berkin has been a director of the Company since May 1996 and has been a certified public accountant with Berkin Accountancy Corp., a company he founded, since 1968. His practice focuses primarily on management and taxation, including providing advice on operations, finances, investments, negotiations, real estate and taxes.

Dr. Allan M. Green has been a director of the Company since May 1996 and has been Vice President, Pharmaceutical/Biomedical Products for ML Strategies, Inc. since 1990. ML Strategies, Inc. is the consulting affiliate of the law firm of Mintz Levin Cohn Ferris Glovsky and Popeo PC, of which Dr. Green is of counsel. Dr. Green has formerly served as President of the Biotechnology Data Group in Cambridge, Massachusetts and as a consultant to many major pharmaceutical companies and investors in the pharmaceutical industry. Dr. Green is the author of many scientific papers in biochemistry and drug development. Dr. Green is a director Neurochem, Inc.

Michael C. Lee has been a director of the Company since May 1996 and has been the President and Chief Executive Officer of East Coast Food Products, Inc., a wholesale food distributor, since 1976. Mr. Lee is a director of Prime Spot Media, Inc.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

                         HOLDINGS OF STOCKHOLDERS, DIRECTORS
                                AND EXECUTIVE OFFICERS

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 16, 1998 by (i) each person who is known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors and nominees; and (iii) all existing directors and executive officers of the Company as a group:


                                                                                  APPROXIMATE
                                                AMOUNT AND NATURE OF               PERCENT OF
 NAME AND ADDRESS (1)                           BENEFICIAL OWNERSHIP               OWNERSHIP


 Irwin J. Gruverman                                    296,500(2)                     6.9%

 L. Michael Cutrer                                     330,000(3)                     7.6%


 Larry Berkin                                          217,800(4)                     5.1%


 Dr. Allan M. Green                                     25,000(4)                       *

 Michael C. Lee                                        104,300(4)                     2.4%


 Mentor Corporation                                    250,000                        5.9%
 5425 Mollister Avenue
 Santa Barbara, CA 93111

 Tudor Investment Corporation                          300,000(5)                     7.0%
 One Liberty Plaza (51st Floor)
 New York, NY 10006

 All existing directors and executive                  978,600(2)(3)(4)              21.9%
 officers as a group
  (5 persons)


_________________________

*Denotes less than 1%

(1) Except where indicated, the address of each five percent stockholder is c/o the Company, 7435 Greenbush Avenue, North Hollywood, California.
(2) Includes 19,000 shares held in a fund of which the reporting person is general partner, 50,000 shares subject to outstanding options which are immediately exercisable and 5,000 shares subject to outstanding options which are exercisable March 28, 1998. Excludes 20,000 shares owned by reporting person's spouse, as to which reporting person disclaims beneficial ownership.
(3) Includes 80,000 shares subject to outstanding options which are immediately exercisable; also excludes 12,500 shares owned by the reporting person's spouse and 8,375 shares subject to vested options owned by the reporting person's spouse over which the reporting person disclaims beneficial ownership.
(4) Includes 25,000 shares subject to outstanding options which are deemed exercisable.
(5) Includes 284,700 shares held in investment funds to which the reporting person provides investment advice. Also includes 15,300 shares in an investment fund which is under common control with the reporting person.

COMPENSATION OF DIRECTORS

All directors and officers of the Company are elected annually to serve for a term of one year and until their successors are elected and qualified. All directors may be reimbursed for certain expenses incurred in connection with attending Board meetings. Mr. Gruverman does not receive a salary as Chairman.

Upon their election in 1996, Messrs. Berkin, Green and Lee were granted stock options exercisable for 40,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of their election. Fifty percent (50%) of such stock options vested on the first anniversary date of the grant, with the remaining options vesting on the second anniversary date of the grant.

If elected as directors of the Company at each Annual Meeting of Stockholders of the Company, Messrs. Gruverman, Berkin, Green and Lee shall each receive stock options exercisable for 10,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the business day prior to the date they are elected. Fifty percent (50%) of such stock options will vest on the first anniversary date of the grant of the stock options with the remaining stock options vesting on the second anniversary date of the grant of such options.

COMMITTEES; BOARD MEETINGS

The Board of Directors of the Company held four meetings during the fiscal year ended October 31, 1997, and the Board acted twice by unanimous written consent. The Company has an audit committee comprised of Messrs. Berkin (Chairman), Lee and Green, and a compensation committee comprised of Messrs. Gruverman (Chairman), Berkin, Lee and Green. Neither the audit committee nor the compensation committee met during the fiscal year ended October 31, 1997.

                                EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Company's Chief Executive Officer for the fiscal year ended October 31, 1997. No other officer of the Company received total annual salary and bonus in excess of $100,000 for such period.

                             SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                   ANNUAL COMPENSATION                   AWARDS
                                   -------------------                   ------

                                                                      SECURITIES
     NAME AND                                          OTHER ANNUAL   UNDERLYING      ALL OTHER
PRINCIPAL POSITION      YEAR      SALARY      BONUS    COMPENSATION   OPTIONS (#)    COMPENSATION
------------------      ----      ------      -----    ------------   ----------     ------------
L. Michael Cutrer       1997      $95,000       $0       $6,942(1)       100,000           $0
Chief Executive         1996      $91,404     $2,500         $0             0              $0
Officer                 1995      $75,673     $4,000         $0             0              $0

_________________

(1)  Represents payment for Mr. Cutrer's accrued, but unused, vacation days.


STOCK OPTIONS

The following table sets forth certain information concerning individual grants of stock options made during the fiscal year ended October 31, 1997 to the Company's Chief Executive Officer under the Company's Amended and Restated 1996 Stock Plan.

                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                    NUMBER OF  INDIVIDUAL
                   SECURITIES   GRANTS AS
                   UNDERLYING  % OF TOTAL
                    OPTIONS/  OPTIONS/SARS
                      SARS     GRANTED TO   EXERCISE OR
                     GRANTED  EMPLOYEES IN   BASE PRICE  EXPIRATION
        NAME           (#)     FISCAL YEAR   PER SHARE      DATE
L. Michael Cutrer  100,000(1)     72.1%       $1.05(2)     11/1/06

_____________

(1) Sixty percent (60%) of such options vested immediately upon grant, with the remainder vesting fifty percent (50%) per year over two years.
(2) Such options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan.

The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended October 31, 1997 by the Company's Chief Executive Officer and the fiscal year-ended value of unexercised options under the Company's Amended and Restated 1996 Stock Option Plan.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                  NUMBER OF
                                                 SECURITIES         VALUE OF
                                                 UNDERLYING       UNEXERCISED
                                                 UNEXERCISED      IN-THE-MONEY
                       SHARES                    OPTIONS AT        OPTIONS AT
                      ACQUIRED                    10/31/97        10/31/97(1)
                         ON         VALUE       EXERCISABLE/      EXERCISABLE/
        NAME          EXERCISE    REALIZED      UNEXERCISABLE    UNEXERCISABLE
 L. Michael Cutrer        0           0         80,000/20,000     $1,516,000/
                                                                    $379,000

_________________________

(1) Calculated upon the difference between the exercise price and the fair market value at fiscal year-end.


                                 CERTAIN TRANSACTIONS

     On February 6, 1998, the Company entered into agreements with PracSys Corp., a privately held Massachusetts corporation ("PracSys"), pursuant to which (i) PracSys will manufacture and sell to the Company two particle accelerators (the "Systems") to be used in the production of certain isotopes, which will be utilized by the Company in connection with its new brachytherapy product line, and (ii) PracSys will operate the Systems to produce required isotopes for an initial 2-year period. Irwin J. Gruverman, the Company's Chairman and a director and significant stockholder of both the Company and PracSys, was instrumental in introducing the parties but was not involved in the negotiation or approval of the agreements. The agreements were negotiated between the parties on an arms-length basis.

     The agreements call for total payments to PracSys of approximately $2.7 million, which payments are required to be made upon the achievement of
certain milestones set forth therein.   In addition, PracSys will receive a
service fee and also will be entitled to a "royalty" on the Company's sales of products which incorporate isotopes produced using the Systems. The Company and PracSys have also entered into an Exclusivity and Purchase Agreement pursuant to which the Company has been granted certain exclusivity rights with regard to the PracSys technology. Pursuant to the Exclusivity Agreement, PracSys also issued to the Company an aggregate of 140,150 shares of PracSys Common Stock, which is equal to approximately 5% of PracSys total outstanding shares on a fully-diluted basis. In addition, PracSys granted the Company a pre-emptive right in the event of certain pre-initial public offering private financing and a three-year warrant to purchase PracSys Common Stock equal to 5% of the number of shares of Common Stock issued in an initial public offering.

PROPOSAL TO AMEND THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

The Board of Directors recommends that the stockholders approve the amendment of the Amended and Restated 1996 Stock Option Plan of the Company (the "Plan")(i) to increase the number of shares that may be issued pursuant to the Plan from 1,000,000 shares to 1,500,000 shares and (ii) to add provisions necessary to ensure that options granted under the Plan are not subject to the $1,000,000 limitation on deductibility of executive compensation under
Section 162(m) of the Internal Revenue Code (the "Code").

Increase Number of Shares Authorized for Issuance Under the Plan

The Board of Directors believes that an increase in the number of shares authorized for issuance is necessary and desirable in order to maintain the efficacy of the Plan by allowing further grants to be made thereunder at the discretion of the Board of Directors. More specifically, the Board believes that an increase in the number of potentially issuable shares will allow management of the Company to continue to provide incentives to employees, directors and consultants of the Company, thus enhancing the value of the Company for the benefit of stockholders.

Compliance with Section 162(m) of the Code

To ensure compliance with Section 162(m) of the Code with respect to future grants of options under the Plan, the Company proposes (i) to limit the number of shares to which options may be granted to each executive officer whose compensation is required to be reported in the Company's annual proxy statement (an "Executive Officer") to 300,000 during any fiscal year during which such person serves as an Executive Officer and (ii) to provide for the administration of the Plan by a committee of "outside directors" appointed by the Board of Directors to administer the Plan (the "Stock Option Committee").

     Section 162(m) of the Code limits the deductible compensation paid to Executive Officers of publicly held corporations to $1,000,000. Any taxable compensation which is recognized by an Executive Officer upon (i) the exercise of a nonstatutory option or (ii) a disqualifying disposition of stock acquired under an incentive stock option, is subject to the limit. However, the limit will not apply if the options are granted under a stockholder-approved plan document which specifies the maximum number of option shares that can be granted to an Executive Officer during the corporation's tax year, provided that each grant is determined by a directors' committee which is comprised solely of "outside directors."

     The amount of compensation that would be subject to the $1,000,000 deduction limit depends in part on the fair market value of the Company's stock at an indeterminable future date, thus the Company cannot be certain that any one Executive Officer's compensation will never exceed $1,000,000 in a given year. Accordingly, in order to comply with the provisions of Section 162(m) of the Code and to protect the Company's deduction for all compensation to Executive Officers that is otherwise deductible, the Company is proposing an amendment to the Plan for stockholder approval which specifies the number of option shares which may be granted to an Executive Officer. The amendment limits option grants to 300,000 shares during any fiscal year in which a person serves as an Executive Officer. Furthermore, the Company is proposing that the Plan be amended to provide for administration by the Stock Option Committee. Having the Plan administered by the Stock Option Committee, as proposed, together with the limitation on the number of shares granted to Executive Officers, would allow the Company to comply with Section 162(m) of the Code and Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended.

     The amendments, if approved by the stockholders, will allow the Company to retain a full compensation deduction with respect to future option grants under the Plan. The Plan was originally approved by the Board of Directors on April 1, 1996, received stockholder approval at the Company's 1996 Annual Meeting held on May 14, 1996, and received stockholder approval of an amendment thereto at the Company's 1997 Annual Meeting. The following summary of certain provisions of the Plan (as proposed to be amended) is subject to the complete text of the Plan attached to this Proxy Statement as Exhibit A.

TYPES OF AWARDS

The Plan permits the granting of stock options, including incentive stock options.

AUTHORITY OF THE BOARD OF DIRECTORS

The Plan is currently administered by the Board of Directors of the Company. The Board has the authority to make grants and determine their terms, subject to the provisions of the Plan, and has the authority to interpret the provisions of the Plan, to adopt any rules, procedures and forms necessary for the operation and administration of the Plan, and to determine all questions relating to the eligibility and other rights of all persons under the Plan. All directors, key employees of the Company, and certain consultants to the Company and any subsidiaries and affiliates are eligible to be participants.

SHARES SUBJECT TO PLAN

An aggregate of 1,000,000 shares of Common Stock are currently authorized for issuance pursuant to the Plan, such number of shares being subject to adjustment in the event of a merger, consolidation, stock dividend, split-up, combination, or exchange of shares, recapitalization or change in capitalization with respect to the shares of Common Stock. The shares of stock deliverable under the Plan may consist in whole or in part of unissued shares or reacquired shares. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants. Of the 1,000,000 shares currently authorized, options for 537,250 shares have been granted as of the date of this Proxy Statement.

STOCK OPTIONS

Options which are issuable under the Plan may be either "Incentive Stock Options," as defined in section 422 of the Internal Revenue Code, or options not intended to be so qualified ("Nonstatutory Options"). The Board may grant more than one option to a participant during the life of the Plan, and such option may be in addition to an option or options previously granted; provided, however, that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all stock option plans of the Company and any subsidiaries) may not exceed $100,000. All options (both Incentive Stock Options and Nonstatutory Options) are exercisable at no less than 100% of the fair market value of the shares on the date of grant, subject to anti-dilution provisions; provided, however, that if any Incentive Stock Option is granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 425(d) of the Internal Revenue Code, such option is exercisable at 110% of the fair market value of the stock subject to the option.

No option is exercisable following three months after termination of employment with the Company (or such shorter or longer period as the option may provide) unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of an optionee while an employee of the Company or any subsidiary of the Company, the options or unexercisable portions thereof, to the extent exercisable on the date of disability or death, are exercisable at any time for a period not to exceed the expiration of one year from the date of disability or death (or such shorter period as the option may provide). In no event, however, may an option be exercisable after the expiration of ten years from the date such option was granted (five years in the case of Incentive Stock Options granted to an optionee owning more than 10% of the voting power of stock of the Company as contemplated by Section 425(d) of the Internal Revenue Code), or beyond the term for which it was granted.

Except as provided otherwise by Board of Director resolution, payment for shares of Common Stock purchased upon exercise of an option granted under the Plan must be made in full at the time of such exercise, whether in cash, shares of the Company's Common Stock (valued at fair market value), by a note payable to the Company, or in a combination of cash, notes, and shares of stock.

ADJUSTMENTS

If there is a merger, consolidation, stock dividend, split-up, combination or exchange of shares, recapitalization or change in capitalization with respect to the shares of Common Stock, or any other corporate action with respect to the shares of Common Stock which, in the opinion of the Board of Directors, adversely affects the relative value of a grant, the number of shares and the exercise price (in the case of an option) of any grant which is outstanding at the time of that event will be adjusted to the extent necessary to remedy the adverse effect on the grant's value.

FEDERAL INCOME TAX CONSEQUENCES

With respect to Nonstatutory Options, the difference between the option price and the fair market value of the stock on the date the option is exercised is taxable as ordinary income to the optionee and is deductible by the Company as compensation on such date except as described in the next paragraph. Any gain or loss on the subsequent sale of such stock is eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

With respect to Nonstatutory Options, the Internal Revenue Code provides that so long as the sale of the stock at a profit could subject a person to suit under Section 16(b) of the Securities Exchange Act of 1934, the stock will be subject to a substantial risk of forfeiture. Accordingly, unless the election provided by Section 83(b) of the Internal Revenue Code is made, upon exercise of a Nonstatutory Option by an officer or director or 10% stockholder of the Company, no income will be recognized (assuming no sale is made by the optionee during the next six months), nor will the capital gain holding period begin to run or the Company be allowed a deduction, until the six month period prescribed by Section 16(b) has lapsed. The income to the optionee and deduction to the Company will be determined on the basis of the fair market value of the stock on the date of lapse.

An exchange of Common Stock in payment of the option price in the case of a Nonstatutory Option is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

With respect to Incentive Stock Options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to such optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price will be a tax preference item under the expanded alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long term capital gain and any loss sustained will be long term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option. Generally, a disqualifying disposition will occur if the optionee makes a disposition of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock, will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

An exchange of Common Stock in payment of the option price in the case of an Incentive Stock Option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. Under Internal Revenue Service proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company.

The following table sets forth the number of stock options issued during the fiscal year. Awards to the Company's Chief-Executive Officer and to non-executive officer employees remain at the discretion of the Board of Directors.

                                                 NUMBER OF SHARES
          NAME OF POSITION                   UNDERLYING OPTIONS GRANTED
          Chief Executive Officer                     100,000
          Executive Group                             100,000
          Non-Executive Director Group                100,000
          Non-Executive Officer Employee Group         50,500

VOTE REQUIRED

The affirmative vote of a majority of outstanding shares of Common Stock at the Meeting at which a quorum is present, is necessary to approve this proposal to amend the Company's Amended and Restated 1996 Stock Option Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN.


                     PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
                             CERTIFIED PUBLIC ACCOUNTANTS

The firm of Price Waterhouse LLP has audited the books and records of the Company since October 1993 and the Board of Directors desires to continue the services of this firm for the current fiscal year ending October 31, 1998. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment of the firm of Price Waterhouse LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                         COMPLIANCE WITH SECTION 16(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

The Company is required to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who fail to timely file reports of beneficial ownership and changes in beneficial ownership, as required by
Section 16(a) of the Exchange Act. Upon a review of these reports, the Company believes that all reports were filed on a timely basis.

                                    MISCELLANEOUS

The Company's Annual Report for the fiscal year ended October 31, 1997 is being mailed to stockholders contemporaneously with this Proxy Statement.

COST OF SOLICITATION

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the 1999 Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than November 6, 1998.

                                        By order of the Board of Directors.


                                        L. Michael Cutrer
                                        PRESIDENT
Dated: March 6, 1998

                                     EXHIBIT A

                          NORTH AMERICAN SCIENTIFIC, INC.

                               AMENDED AND RESTATED
                               1996 STOCK OPTION PLAN
                            (AS PROPOSED TO BE AMENDED)

1. PURPOSE OF THE PLAN. Under this 1996 Stock Option Plan (the "Plan") of North American Scientific, Inc. (the "Company") options may be granted to eligible employees, directors and consultants to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract, retain, and motivate its employees, directors and consultants by providing for or increasing the proprietary interests of such individuals in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify ("Nonstatutory Options"). Any option granted under this Plan shall be clearly identified as either an Incentive Option or a Nonstatutory Option.

2. STOCK SUBJECT TO PLAN. The aggregate number of shares which may be issued under options is 1,500,000 shares of the Company's Common Stock, $0.01 par value ("Common Stock"), subject to the adjustments hereinafter provided. Such number of shares shall be reserved by the Company for options granted under this Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are canceled may again be subject to options under the Plan.

3. ELIGIBILITY. The employees eligible to be considered for the grant of Incentive Options hereunder are all employees (including directors) regularly employed by the Company. All such employees and all nonemployed directors or consultants to the Company shall also be eligible to receive Nonstatutory Options hereunder. The Committee referred to in Section 13 will designate, from among the eligible employees, those who will be granted Options and will specify: (i) the number of shares of the Company's common stock each such employee will be entitled to purchase pursuant to the option; and (ii) the nature of an Option as an Incentive Option, a Nonstatutory Option or partly each type of Option. The Committee may make such grants at any time and in any amounts that it, in its discretion, may designate, subject to the other relevant limitations set out in this Plan.

          The number of Option shares granted in a fiscal year to each executive officer whose compensation is subject to reporting on the Company's annual proxy statement (an "Executive Officer") shall not exceed 300,000 shares for any fiscal year during which he or she serves as an Executive Officer.

4. $100,000 INCENTIVE OPTION EXERCISE LIMITATION. The aggregate fair market value of the stock for which Incentive Options granted to any one eligible employee under this Plan and under all incentive stock option plans of the Company, its parent(s) and any subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining fair market value of the stock subject to any option as of the time that option is granted. If the date on which one or more Incentive Options could be first exercised would be accelerated pursuant to any other provision of the Plan or any stock option agreement referred to in Section 10, or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then notwithstanding any such other provision the exercise date of such Incentive Options shall be accelerated only to the extent, if any, that is permitted under
     Section 422 of the Code and the exercise date of the Incentive Options with the lowest option prices shall be accelerated first. Any exercise date which cannot be accelerated without violating the $100,000 restriction of this section shall nevertheless be accelerated, and the portion of the option becoming exercisable thereby shall be treated as a nonstatutory option.

5. OPTION PRICE. The purchase price at which each stock option may be exercised (the "Option Price") shall be such price as the Board of Directors, in its discretion, shall determine, and, in the case of Incentive Options, shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Incentive Option on the date of grant, except that in the case of an Incentive Option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the Option Price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5, the fair market value of the Common Stock shall be determined as provided in Section 11. For purposes of this Section 5, an individual (a) shall be considered as owning not only shares of the Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual, and (b) shall be considered as owning proportionately any shares owned, directly or indirectly by or for any corporation, partnership, estate or trust in which such individual shall be a shareholder, partner or beneficiary.

6. EXERCISE OF OPTION. The option agreement may provide for partial exercise in installments. Exercisable options may be exercisable in full or in part. The period of time in which an option may be exercised shall be the period designated in the option. In the case of an Incentive Option such period shall not exceed ten (10) years from the date the option is granted and with respect to a Ten Percent Employee, such period of time shall not exceed five (5) years from the date the Incentive Option is granted. No Nonstatutory Option shall be exercisable after the expiration of ten years from the date of grant.
     An option to the extent exercisable at any time may be exercised in whole or in part.

7. PAYMENT OF OPTION PRICE. Payment for stock purchased under any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise. Alternatively, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of stock (determined in a manner provided in Section 11 hereof) provided that the Company is not then prohibited from purchasing or acquiring shares of such stock.

          Notwithstanding the foregoing, the Company shall not be obligated to accept payment of the exercise price pursuant to this Section 7 unless the stock tendered as payment for the exercise price has been held by the optionee for at least six months. The Company also has the discretion to refuse any other method of payment that would cause the Plan or the option agreements issued thereunder to be treated for accounting purposes as creating stock appreciation rights or other "variable stock plan" characteristics which would cause the Company to recognize a charge to earnings.

8. NONTRANSFERABILITY. Any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

9.   TERMINATION OF OPTION.  In the case of Incentive Options:

     a. If the employment or other service to the Company or a subsidiary of an optionee (whether employee, nonemployed director, or consultant) who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Optionee") is terminated without cause, quits or retires under any retirement plan of the Company or a subsidiary, any then outstanding and exercisable stock option held by such an optionee shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 10, by such optionee at any time prior to the expiration date of such stock option or within three months after the date of termination of employment or service, whichever is the shorter period;

     b. If the employment of an optionee who is a Disabled Optionee is terminated without cause or if the service of a nonemployed director or consultant terminates because such individual becomes a Disabled Optionee, any then outstanding and exercisable stock option held by such an optionee shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 10, by such an optionee at any time prior to the expiration date of such stock option or within one year after the date of such termination of employment or service, whichever is the shorter period;

     c. Following the death of an optionee during employment or of a nonemployed director or consultant while serving as a director or consultant of the Company or a subsidiary, any outstanding and exercisable stock option held by such an optionee at the time of death shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 10, by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

     With respect to Nonstatutory Options:

          The Committee may specify in the option agreement what restrictions will apply in the event of termination of employment.

          For all options issued hereunder, if the Company terminates the employment of an optionee for cause, all outstanding stock options held by the optionee at the time of such termination shall automatically terminate unless the Board of Directors notifies the optionee that his options will not terminate. A termination "for cause" shall be defined under each written option agreement issued pursuant to Section 10.

          Whether termination of employment or other service is a termination "for cause" and whether an optionee is disabled within the meaning of
     Section 422(c)(6) of the Code shall be determined in each case, in its discretion, by the Board of Directors and any such determination by the Board of Directors shall be final and binding.

10. WRITTEN OPTION AGREEMENT. All options granted pursuant to the Plan shall be evidenced by written option agreements. Such option agreements shall comply with and be subject to all of the terms, conditions, and limitations set forth in this Plan and such further provisions, not inconsistent with this Plan, as the Board of Directors shall deem appropriate.

11. DETERMINATION OF FAIR MARKET VALUE. Fair market value of the Common Stock shall be the closing price of the Common Stock on the NASDAQ

     National Market (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the day prior to the grant.

12. ADJUSTMENTS. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. The Board of Directors shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for optionees. No adjustment provided for in this Section 12 shall require the Company to issue or sell a fraction of a share or other security.

          If any such adjustment provided for in this Section 12 requires the approval of stockholders in order to enable the Company to grant Incentive Options, then no such adjustment shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of Incentive Options, if the effect of any such adjustment would be to cause the stock option to fail to continue to qualify as an Incentive Option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board of Directors may elect that such adjustment not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board of Directors, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Option.

13. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee") which shall be comprised of not less than two members who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended and who shall each also qualify as an "outside director" for purposes of Section 162(m) of the Code. An individual shall not be a member of the Committee if he has received any options under this Plan during the one year period preceding his proposed appointment to the Committee. Members of the Committee shall not be eligible to receive options granted hereunder at any time. Any vacancy on the Committee shall be filled by appointment by the Board of Directors.

     The Committee may interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make all determinations, in its discretion, as to which eligible employees will receive options, the number of shares subject to the options and the exercise price. The Committee may make such other determination and take such other action it deems necessary or advisable. Without limiting the generality of the foregoing, the Committee may, in its discretion, treat all or any portion of any period during which a participant is on military or other approved leave of absence from the Company or a subsidiary as a period of employment of such participant by the Company or such subsidiary, as the case may be, for purposes of accrual of his rights under his awards; provided, however, that no Incentive Option may be awarded to an employee while he is on leave of absence.

14. LIMITATIONS RESPECTING INCENTIVE OPTIONS. It is the intent of the Company to conform strictly to the requirements of Code Section 422 with regard to Incentive Options granted pursuant to this Plan. Therefore, notwithstanding any other provision of this Plan, nothing herein with regard to Incentive Options shall contravene any requirement set forth in Code Section 422 and if inconsistent provisions are otherwise found herein, they shall be deemed void and unenforceable or automatically amended to conform, as the case may be.

15. RIGHTS AS A STOCKHOLDER. An optionee, or his executor, administrator or legatee if he be deceased, shall have no rights as a stockholder with respect to any stock covered by his option under the date of issuance of the stock certificate to him or such stock after receipt of the consideration in full set forth in the option agreement or as may be approved by the Board of Directors. Except as provided in Section 12 hereof, no adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

16. MODIFICATION, EXTENSION AND RENEWAL. Subject to the conditions of, and within the limitations prescribed in, Section 14, hereof, the Board of Directors may modify, extend or renew options which are outstanding as granted under the Plan if otherwise consistent herewith. Notwithstanding the foregoing, no modification shall, without the prior written consent of the optionee, alter, impair or waive any rights or obligations of any option theretofore granted under the Plan.

17. INVESTMENT PURPOSES, ETC. Prior to the issuance or delivery of any shares of the common stock under the Plan, the person exercising the stock option may be required to (a) represent and warrant that the shares of the Common Stock to be acquired upon exercise of the stock option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof, (b) represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the 1933 Act and applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations, (c) execute such further documents as may be reasonably required by the Board of Directors upon exercise of the option or any part thereof, including but not limited to stock transfer restrictions. The certificate or certificates representing the shares of the common stock to be issued or delivered upon exercise of a stock option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any option granted hereunder shall require the Company or any subsidiary to issue any stock upon exercise of any option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, the California securities laws, or any other applicable rule or regulation then in effect.

18. NO RIGHT TO CONTINUED EMPLOYMENT. This Plan, and any option granted under this Plan, shall not confer upon any optionee any right with respect to continued employment by or service to the Company or any subsidiary, nor shall they alter, modify, limit or interfere with any right or privilege of the Company or any subsidiary under any employment or service contract heretofore or hereinafter executed with any optionee, including the right to terminate any optionee's employment, directorship, or consultancy service, at any time for or without cause.

19. DISPOSITION OF INCENTIVE OPTION SHARES. Except (a) as provided in options to the Company and other holders of the stock contained in stock transfer restriction agreements to which the Company is a party, or (b) in connection with reorganizations or other transactions described in
     Section 12 hereof, no stock acquired by the exercise of an Incentive Option granted under the Plan shall be transferable, otherwise than by will or the laws of descent and distribution, within two (2) years after the date the option was granted or within one (1) year after the transfer of such share of stock to the optionee pursuant to the exercise of the option. Each certificate representing the acquired shares may bear a legend to this effect.

20. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the options granted hereunder and the obligation of the Company to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules, regulations and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (a) the listing of any such stock to be acquired pursuant to the exercise of any option on any stock exchange on which the stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or obtaining any ruling or waiver from any government body which the Company or it subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

21. CORPORATE REORGANIZATIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section 21, not yet be exercisable.

22. WITHHOLDING. If, upon exercise of any Nonstatutory Option (or any Incentive Option which is treated as a Nonstatutory Option because it fails to meet the requirements set forth herein for Incentive Options), the optionee fails to tender payment to the Company for any federal income tax withholding, the Board of Directors shall withhold from the optionee sufficient shares or fractional shares having a fair market value (determined under Section 11) equal to any amount which the Company is required to withhold under the Code.

23. AMENDMENT AND TERMINATION. The Company may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of such optionee's rights under such option. Except as herein provided no such action of the Company, unless approved by the shareholders of the Company within twelve months prior or twelve months after such action, may:

     a. increase the maximum number of shares for which options granted under this plan may be exercised;

     b.  reduce the minimum permissible exercise price;

     c.  extend the ten-year duration of this Plan set forth herein; or

     d. alter the class of employees eligible to receive options under the Plan.

24. PLAN DATE AND DURATION. The Plan shall take effect on the date it is adopted by the Board of Directors of the Company. Options may not be granted under this Plan more than ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

25. GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.

                        NORTH AMERICAN SCIENTIFIC, INC.
                            7435 GREENBUSH AVENUE
                          NORTH HOLLYWOOD, CA 91605


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints L. Michael Cutrer and Irwin J. Gruverman, and each of them, attorney and proxy to represent the undersigned at the 1998 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") to be held at the Holiday Inn located at 150 East Angeleno, Burbank, California at 10:00 a.m. local time, on Friday, April 3, 1998, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows:


1. ELECTION OF DIRECTORS
   FOR all nominees listed below (unless name of    WITHHOLD AUTHORITY  /  /
   nominee is crossed out)  /  /

   Irwin J. Gruverman      L. Michael Cutrer      Larry Berkin

   Dr. Allan M. Green     Michael C. Lee

2. PROPOSAL TO AMEND THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN
   /  / FOR   /  / AGAINST   /  / ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS
   /  / FOR   /  / AGAINST   /  / ABSTAIN

4. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to March 6,
   1998)

   Management recommends your vote FOR all proposals.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN AND FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 4.

     Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated March 6, 1998, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 1997.

Dated: _______, 1998.


                              ------------------------------------------

                              ------------------------------------------
                              (Signature of stockholder)

                              WHEN SIGNING AS ATTORNEY, EXECUTOR,
                              ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE. EACH JOINT OWNER IS REQUESTED TO SIGN. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN BY AN AUTHORIZED OFFICER OR PARTNER. PLEASE SIGN IN THE SAME MANNER AS YOUR CERTIFICATE(S) IS
                              (ARE) REGISTERED.

  PLEASE COMPLETE, DATE, SIGN AND RETURN this proxy in the envelope provided.